UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018

UNIVERSAL DISPLAY CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	1-12031	23-2372688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Phillips Boulevard, Ewing, NJ		08618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (609) 671-0980

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)The Company held its 2018 Annual Meeting of Shareholders on June 21, 2018.

(b)The number of votes represented at the annual meeting, in person or by proxy, was 41,753,153.10. In determining this number, abstentions and shares held by brokers who have notified us that they lack voting authority with respect to any matter (referred to herein as “broker non-votes”) were deemed present for quorum purposes. The matters voted upon at the annual meeting and the results of the vote on each such matter are set forth below:

1.  Election of Directors.

Name	Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
Steven V. Abramson	26,899,009.00	358,530.00	87,708.00	14,407,906.10
Richard C. Elias	26,644,238.00	604,762.00	96,247.00	14,407,906.10
Elizabeth H. Gemmill	25,614,614.00	1,679,017.00	51,616.00	14,407,906.10
Rosemarie B. Greco	26,829,080.00	464,260.00	51,907.00	14,407,906.10
C. Keith Hartley	25,240,093.00	2,049,287.00	55,867.00	14,407,906.10
Lawrence Lacerte	25,489,237.00	1,808,067.00	47,943.00	14,407,906.10
Sidney D. Rosenblatt	24,827,059.20	2,427,316.80	90,871.00	14,407,906.10
Sherwin I. Seligsohn	26,261,753.00	986,229.00	97,265.00	14,407,906.10

* Abstentions and broker non-votes were not considered votes “cast” with respect to the election of directors.

2.  Advisory resolution to approve compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
23,069,368.60	3,865,935.50	409,943.00	14,407,906.10

* Abstentions and broker non-votes were not considered votes “cast” on this proposal.

3.  Proposal to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the authorized shares of capital stock.

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
35,356,492.60	5,633,299.50	163,947.00	599,414.00

* Abstentions and broker non-votes were not considered votes “cast” on this proposal.

4.  Proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2018.

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
40,200,066.10	1,465,579.00	87,507.00	0.00

* Abstentions and broker non-votes were not considered votes “cast” on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Display Corporation

Date: June 25, 2018	By:	/s/ Sidney D. Rosenblatt
Sidney D. Rosenblatt
Executive Vice President, Chief Financial Officer, Treasurer and Secretary